EXHIBIT 99.1

Westamerica Bancorporation Reports Second Quarter 2014 Earnings

SAN RAFAEL, Calif., July 15, 2014 (GLOBE NEWSWIRE) -- Westamerica Bancorporation (Nasdaq:WABC), parent company of Westamerica Bank, generated net income for the second quarter 2014 of $15.2 million and diluted earnings per common share ("EPS") of $0.58. Second quarter 2014 results compare to net income of $15.3 million and EPS of $0.58 for the prior quarter, and net income of $17.1 million and EPS of $0.64 for the second quarter 2013.

"Westamerica's credit quality remained sound with nonperforming assets totaling $30 million at June 30, 2014, essentially unchanged from March 31, 2014. Our net loan losses remained below $1 million for the second consecutive quarter reflecting the improved quality of our loan portfolio. Our net interest margin was 3.76 percent in the second quarter, down from 3.83 percent in the prior quarter. Low market interest rates continued to pressure our net interest margin, particularly yields on the investment securities portfolio where we are purchasing shorter-duration, lower-yielding securities to prepare for rising interest rates. We are also focusing on managing our operating costs to efficient levels while providing superior customer service," said Chairman, President and CEO David Payne. "Our second quarter earnings delivered a relatively high annualized return on common equity of 11.6 percent for our shareholders, and we paid a $0.38 per share dividend during the quarter," concluded Payne.

Net interest income on a fully taxable equivalent ("FTE") basis was $38.6 million for the second quarter 2014, compared to $38.9 million for the prior quarter and $42.6 million for the second quarter 2013. Net interest income declined as market interest rates on many loan products remain below the yields earned on older-dated loans and on the overall loan portfolio. The Company is reducing its exposure to rising interest rates by purchasing shorter-duration investment securities which carry lower yields than longer-duration securities. The annualized interest cost of funding the Company's loans and investment securities was 0.09 percent for the second quarter 2014, unchanged from the prior quarter, and reduced from 0.12 percent for the second quarter 2013. The annualized net interest margin on a fully taxable equivalent basis was 3.76 percent for the second quarter 2014, compared to 3.83 percent for the prior quarter and 4.12 percent for the second quarter 2013.

The provision for loan losses was $1.0 million for the second quarter 2014, unchanged from $1.0 million for the prior quarter, and reduced from $1.8 million for the second quarter 2013. Net loan losses charged against the allowance for loan losses totaled $711 thousand for the second quarter 2014, compared to $584 thousand for the prior quarter and $1.2 million for the second quarter 2013. At June 30, 2014, the allowance for loan losses totaled $32.4 million; nonperforming originated loans totaled $7.1 million; and nonperforming purchased loans totaled $14.0 million, net of purchase discounts of $471 thousand.

Noninterest income for the second quarter 2014 totaled $13.2 million, compared to $13.0 million for the prior quarter and $14.3 million for the second quarter 2013. Noninterest income was higher in the second quarter 2013 due to higher service charges on deposit accounts and higher merchant processing service fees.

Noninterest expense for the second quarter 2014 totaled $27.0 million, compared to $26.9 million in the prior quarter and $28.2 million for the second quarter 2013. Noninterest expense was higher in the second quarter 2013 due to higher professional fees and higher costs related to repossessed loan collateral ("OREO").

At June 30, 2014, Westamerica Bancorporation's tangible common equity-to-asset ratio was 8.4 percent, assets totaled $4.9 billion and loans outstanding totaled $1.8 billion. Westamerica Bancorporation, through its wholly owned subsidiary Westamerica Bank, operates commercial banking and trust offices throughout Northern and Central California.

Westamerica Bancorporation Web Address: www.westamerica.com

FORWARD-LOOKING INFORMATION:

The following appears in accordance with the Private Securities Litigation Reform Act of 1995:

This press release may contain forward-looking statements about the Company, including descriptions of plans or objectives of its management for future operations, products or services, and forecasts of its revenues, earnings or other measures of economic performance. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include the words "believe," "expect," "anticipate," "intend," "plan," "estimate," or words of similar meaning, or future or conditional verbs such as "will," "would," "should," "could," or "may."

Forward-looking statements, by their nature, are subject to risks and uncertainties. A number of factors — many of which are beyond the Company's control — could cause actual conditions, events or results to differ significantly from those described in the forward-looking statements. The Company's most recent reports filed with the Securities and Exchange Commission, including the annual report for the year ended December 31, 2013 filed on Form 10-K and quarterly report for the quarter ended March 31, 2014 filed on Form 10-Q, describe some of these factors, including certain credit, interest rate, operational, liquidity and market risks associated with the Company's business and operations. Other factors described in these reports include changes in business and economic conditions, competition, fiscal and monetary policies, disintermediation, legislation including the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2011, the Sarbanes-Oxley Act of 2002 and the Gramm-Leach-Bliley Act of 1999, and mergers and acquisitions.

Forward-looking statements speak only as of the date they are made. The Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date forward looking statements are made.

WESTAMERICA BANCORPORATION
FINANCIAL HIGHLIGHTS
June 30, 2014

1. Net Income Summary.
	(in thousands except per-share amounts)
			%
	Q2'14	Q2'13	Change	Q1'14

Net Interest and Fee Income (FTE)	$38,582	$42,628	-9.5%	$38,864
Provision for Loan Losses	1,000	1,800	-44.4%	1,000
Noninterest Income	13,198	14,284	-7.6%	12,990
Noninterest Expense	26,957	28,192	-4.4%	26,873
Income Before Taxes (FTE)	23,823	26,920	-11.5%	23,981
Income Tax Provision (FTE)	8,666	9,808	-11.6%	8,674
Net Income	$15,157	$17,112	-11.4%	$15,307

Average Common Shares Outstanding	26,175	26,890	-2.7%	26,433
Diluted Average Common Shares	26,238	26,898	-2.5%	26,537

Operating Ratios:
Basic Earnings Per Common Share	$0.58	$0.64	-9.4%	$0.58
Diluted Earnings Per Common Share	0.58	0.64	-9.4%	0.58
Return On Assets (a)	1.24%	1.42%		1.27%
Return On Common Equity (a)	11.6%	12.7%		11.6%
Net Interest Margin (FTE) (a)	3.76%	4.12%		3.83%
Efficiency Ratio (FTE)	52.1%	49.5%		51.8%

Dividends Paid Per Common Share	$0.38	$0.37	2.7%	$0.38
Common Dividend Payout Ratio	66%	58%		66%

			%
	6/30'14YTD	6/30'13YTD	Change

Net Interest and Fee Income (FTE)	$77,446	$86,463	-10.4%
Provision for Loan Losses	2,000	4,600	-56.5%
Noninterest Income	26,188	28,562	-8.3%
Noninterest Expense	53,830	56,869	-5.3%
Income Before Taxes (FTE)	47,804	53,556	-10.7%
Income Tax Provision (FTE)	17,340	19,173	-9.6%
Net Income	$30,464	$34,383	-11.4%

Average Common Shares Outstanding	26,303	27,017	-2.6%
Diluted Average Common Shares	26,387	27,027	-2.4%

Operating Ratios:
Basic Earnings Per Common Share	$1.16	$1.27	-8.7%
Diluted Earnings Per Common Share	1.15	1.27	-9.4%
Return On Assets (a)	1.25%	1.42%
Return On Common Equity (a)	11.6%	12.8%
Net Interest Margin (FTE) (a)	3.79%	4.19%
Efficiency Ratio (FTE)	51.9%	49.4%

Dividends Paid Per Common Share	$0.76	$0.74	2.7%
Common Dividend Payout Ratio	66%	58%

2. Net Interest Income.
	(dollars in thousands)
			%
	Q2'14	Q2'13	Change	Q1'14

Interest and Fee Income (FTE)	$39,482	$43,847	-10.0%	$39,762
Interest Expense	900	1,219	-26.2%	898
Net Interest and Fee Income (FTE)	$38,582	$42,628	-9.5%	$38,864

Average Earning Assets	$4,114,811	$4,147,096	-0.8%	$4,093,087
Average Interest-
Bearing Liabilities	2,530,030	2,613,978	-3.2%	2,534,251

Yield on Earning Assets (FTE) (a)	3.85%	4.24%		3.92%
Cost of Funds (a)	0.09%	0.12%		0.09%
Net Interest Margin (FTE) (a)	3.76%	4.12%		3.83%
Interest Expense/
Interest-Bearing Liabilities (a)	0.14%	0.19%		0.14%
Net Interest Spread (FTE) (a)	3.71%	4.05%		3.78%

			%
	6/30'14YTD	6/30'13YTD	Change

Interest and Fee Income (FTE)	$79,244	$88,934	-10.9%
Interest Expense	1,798	2,471	-27.2%
Net Interest and Fee Income (FTE)	$77,446	$86,463	-10.4%

Average Earning Assets	$4,104,009	$4,141,510	-0.9%
Average Interest-
Bearing Liabilities	2,532,129	2,639,046	-4.1%

Yield on Earning Assets (FTE) (a)	3.88%	4.31%
Cost of Funds (a)	0.09%	0.12%
Net Interest Margin (FTE) (a)	3.79%	4.19%
Interest Expense/
Interest-Bearing Liabilities (a)	0.14%	0.19%
Net Interest Spread (FTE) (a)	3.74%	4.12%

3. Loans & Other Earning Assets.
	(average volume, dollars in thousands)
			%
	Q2'14	Q2'13	Change	Q1'14

Total Assets	$4,908,467	$4,840,319	1.4%	$4,889,940
Total Earning Assets	4,114,811	4,147,096	-0.8%	4,093,087
Total Loans	1,802,041	1,994,361	-9.6%	1,822,065
Commercial Loans	397,549	382,632	3.9%	388,997
Commercial RE Loans	775,687	881,108	-12.0%	788,270
Consumer Loans	628,805	730,621	-13.9%	644,798
Total Investment Securities	2,312,770	2,152,735	7.4%	2,271,022
Available For Sale (Market)	1,222,987	1,001,151	22.2%	1,147,966
Held To Maturity	1,089,783	1,151,584	-5.4%	1,123,056
Unrealized Gain (Loss)	4,658	(9,669)	n/m	(6,502)

Loans/Deposits	42.5%	48.3%		43.3%

			%
	6/30'14YTD	6/30'13YTD	Change

Total Assets	$4,899,255	$4,874,212	0.5%
Total Earning Assets	4,104,009	4,141,510	-0.9%
Total Loans	1,811,998	2,035,944	-11.0%
Commercial Loans	393,297	393,701	-0.1%
Commercial RE Loans	781,944	892,908	-12.4%
Consumer Loans	636,757	749,335	-15.0%
Total Investment Securities	2,292,011	2,105,566	8.9%
Available For Sale (Market)	1,185,683	952,164	24.5%
Held To Maturity	1,106,328	1,153,402	-4.1%
Unrealized Gain (Loss)	4,658	(9,669)	n/m

Loans/Deposits	42.9%	48.9%

4. Deposits, Other Interest-Bearing Liabilities & Equity.
	(average volume, dollars in thousands)
			%
	Q2'14	Q2'13	Change	Q1'14

Total Deposits	$4,238,769	$4,132,509	2.6%	$4,209,723
Noninterest Demand	1,799,994	1,630,326	10.4%	1,768,464
Interest Bearing Transaction	783,737	753,148	4.1%	781,779
Savings	1,202,519	1,148,193	4.7%	1,192,651
Time greater than $100K	251,013	369,275	-32.0%	258,202
Time less than $100K	201,506	231,567	-13.0%	208,627
Total Short-Term Borrowings	60,876	61,076	-0.3%	62,472
Federal Home Loan Bank Advances	20,379	25,719	-20.8%	20,520
Term Repurchase Agreement	10,000	10,000	0.0%	10,000
Debt Financing	--	15,000	n/m	--
Shareholders' Equity	525,288	538,529	-2.5%	533,159

Demand Deposits/
Total Deposits	42.5%	39.5%		42.0%
Transaction & Savings
Deposits / Total Deposits	89.3%	85.5%		88.9%

			%
	6/30'14YTD	6/30'13YTD	Change

Total Deposits	$4,224,326	$4,165,685	1.4%
Noninterest Demand	1,784,316	1,636,801	9.0%
Interest Bearing Transaction	782,763	759,941	3.0%
Savings	1,197,612	1,153,295	3.8%
Time greater than $100K	254,588	379,838	-33.0%
Time less than $100K	205,047	235,810	-13.0%
Total Short-Term Borrowings	61,670	59,414	3.8%
Federal Home Loan Bank Advances	20,449	25,748	-20.6%
Term Repurchase Agreement	10,000	10,000	0.0%
Debt Financing	--	15,000	n/m
Shareholders' Equity	529,202	540,192	-2.0%

Demand Deposits/
Total Deposits	42.2%	39.3%
Transaction & Savings
Deposits / Total Deposits	89.1%	85.2%

5. Interest Yields Earned & Rates Paid.
	(dollars in thousands)
	Q2'14
	Average	Income/	Yield (a) /
	Volume	Expense	Rate

Interest & Fee Income Earned
Total Earning Assets (FTE)	$4,114,811	$39,482	3.85%
Total Loans (FTE)	1,802,041	23,256	5.18%
Commercial Loans (FTE)	397,549	5,576	5.63%
Commercial RE Loans	775,687	11,889	6.15%
Consumer Loans	628,805	5,791	3.69%
Total Investments (FTE)	2,312,770	16,226	2.80%

Interest Expense Paid
Total Earning Assets	4,114,811	900	0.09%
Total Interest-Bearing Liabilities	2,530,030	900	0.14%
Total Interest-Bearing Deposits	2,438,775	754	0.12%
Interest-Bearing Transaction	783,737	67	0.03%
Savings	1,202,519	238	0.08%
Time less than $100K	201,506	216	0.43%
Time greater than $100K	251,013	233	0.37%
Total Short-Term Borrowings	60,876	21	0.14%
Federal Home Loan Bank Advances	20,379	101	1.99%
Term Repurchase Agreement	10,000	24	0.98%

Net Interest Income and
Margin (FTE)		$38,582	3.76%

	Q2'13
	Average	Income/	Yield (a) /
	Volume	Expense	Rate

Interest & Fee Income Earned
Total Earning Assets (FTE)	$4,147,096	$43,847	4.24%
Total Loans (FTE)	1,994,361	26,745	5.38%
Commercial Loans (FTE)	382,632	5,794	6.07%
Commercial RE Loans	881,108	13,725	6.25%
Consumer Loans	730,621	7,226	3.97%
Total Investments (FTE)	2,152,735	17,102	3.18%

Interest Expense Paid
Total Earning Assets	4,147,096	1,219	0.12%
Total Interest-Bearing Liabilities	2,613,978	1,219	0.19%
Total Interest-Bearing Deposits	2,502,183	847	0.14%
Interest-Bearing Transaction	753,148	64	0.03%
Savings	1,148,193	228	0.08%
Time less than $100K	231,567	272	0.47%
Time greater than $100K	369,275	283	0.31%
Total Short-Term Borrowings	61,076	26	0.17%
Federal Home Loan Bank Advances	25,719	120	1.87%
Term Repurchase Agreement	10,000	25	0.99%
Debt Financing	15,000	201	5.35%

Net Interest Income and
Margin (FTE)		$42,628	4.12%

6. Noninterest Income.
	(dollars in thousands except per-share amounts)
			%
	Q2'14	Q2'13	Change	Q1'14

Service Charges on Deposits	$6,105	$6,452	-5.4%	$6,010
Merchant Processing Services	1,820	2,413	-24.6%	1,924
Debit Card Fees	1,534	1,478	3.8%	1,405
Other Service Fees	688	696	-1.1%	661
ATM Processing Fees	634	721	-12.1%	620
Trust Fees	615	585	5.2%	654
Financial Services Commissions	221	284	-22.2%	171
Other Income	1,581	1,655	-4.5%	1,545
Total Noninterest Income	$13,198	$14,284	-7.6%	$12,990

Total Revenue (FTE)	$51,780	$56,912	-9.0%	$51,854
Noninterest Income/Revenue (FTE)	25.5%	25.1%		25.1%
Service Charges/Avg. Deposits (a)	0.58%	0.63%		0.58%
Total Revenues (FTE) Per Avg.
Common Share (a)	$7.93	$8.49	-6.5%	$7.96

			%
	6/30'14YTD	6/30'13YTD	Change

Service Charges on Deposits	$12,115	$12,994	-6.8%
Merchant Processing Services	3,744	4,822	-22.4%
Debit Card Fees	2,939	2,836	3.6%
Other Service Fees	1,349	1,458	-7.5%
ATM Processing Fees	1,254	1,426	-12.1%
Trust Fees	1,269	1,153	10.1%
Financial Services Commissions	392	464	-15.5%
Other Income	3,126	3,409	-8.3%
Total Noninterest Income	$26,188	$28,562	-8.3%

Total Revenue (FTE)	$103,634	$115,025	-9.9%
Noninterest Income/Revenue (FTE)	25.3%	24.8%
Service Charges/Avg. Deposits (a)	0.58%	0.63%
Total Revenues (FTE) Per Avg.
Common Share (a)	$7.95	$8.59	-7.5%

7. Noninterest Expense.
	(dollars in thousands)
			%
	Q2'14	Q2'13	Change	Q1'14

Salaries & Benefits	$13,926	$14,064	-1.0%	$14,126
Occupancy	3,746	3,638	3.0%	3,727
Outsourced Data Processing	2,115	2,140	-1.2%	2,105
Amortization of
Identifiable Intangibles	1,058	1,165	-9.2%	1,105
Professional Fees	577	745	-22.5%	430
Furniture & Equipment	1,005	1,021	-1.5%	1,005
Other Real Estate Owned	(270)	278	n/m	(350)
Courier Service	665	737	-9.7%	610
Other Operating	4,135	4,404	-6.1%	4,115
Total Noninterest Expense	$26,957	$28,192	-4.4%	$26,873

Noninterest Expense/
Avg. Earning Assets (a)	2.63%	2.73%		2.66%
Noninterest Expense/Revenues (FTE)	52.1%	49.5%		51.8%

			%
	6/30'14YTD	6/30'13YTD	Change

Salaries & Benefits	$28,052	$28,467	-1.5%
Occupancy	7,473	7,524	-0.7%
Outsourced Data Processing	4,220	4,297	-1.8%
Amortization of
Identifiable Intangibles	2,163	2,384	-9.3%
Professional Fees	1,007	1,380	-27.0%
Furniture & Equipment	2,010	1,901	5.8%
Other Real Estate Owned	(620)	612	n/m
Courier Service	1,275	1,478	-13.7%
Other Operating	8,250	8,826	-6.5%
Total Noninterest Expense	$53,830	$56,869	-5.3%

Noninterest Expense/
Avg. Earning Assets (a)	2.65%	2.77%
Noninterest Expense/Revenues (FTE)	51.9%	49.4%

8. Provision for Loan Losses.
	(dollars in thousands)
			%
	Q2'14	Q2'13	Change	Q1'14

Average Total Loans	$1,802,041	$1,994,361	-9.6%	$1,822,065

Allowance for Loan Loss (ALL)
Beginning of Period	$32,109	$30,354	5.8%	$31,693
Provision for Loan Losses	1,000	1,800	-44.4%	1,000
Net ALL Losses	(711)	(1,228)	-42.1%	(584)
ALL End of Period	$32,398	$30,926	4.8%	$32,109
ALL Recoveries/Gross ALL Losses	52%	42%		56%

Net ALL Losses/Avg. Total Loans (a)	0.16%	0.25%		0.13%

			%
	6/30'14YTD	6/30'13YTD	Change

Average Total Loans	$1,811,998	$2,035,944	-11.0%

Allowance for Loan Loss (ALL)
Beginning of Period	$31,693	$30,234	4.8%
Provision for Loan Losses	2,000	4,600	-56.5%
Net ALL Losses	(1,295)	(3,908)	-66.9%
ALL End of Period	$32,398	$30,926	4.8%
ALL Recoveries/Gross ALL Losses	54%	34%

Net ALL Losses/Avg. Total Loans (a)	0.14%	0.39%

9. Credit Quality.
	(dollars in thousands)
			%
	6/30/14	6/30/13	Change	3/31/14

Nonperforming Originated Loans:
Nonperforming Nonaccrual	$6,757	$7,664	-11.8%	$4,784
Performing Nonaccrual	203	1,272	-84.0%	39
Total Nonaccrual Loans	6,960	8,936	-22.1%	4,823
90+ Days Past Due Accruing Loans	183	241	-24.1%	196
Total	7,143	9,177	-22.2%	5,019
Repossessed Loan Collateral	5,308	5,414	-2.0%	5,347
Total Nonperforming
Originated Assets	12,451	14,591	-14.7%	10,366

Nonperforming Purchased Covered Loans (1,3):
Nonperforming Nonaccrual	--	14,619	n/m	86
Performing Nonaccrual	--	2,204	n/m	--
Total Nonaccrual Loans	--	16,823	n/m	86
90+ Days Past Due Accruing Loans	--	74	n/m	--
Total	--	16,897	n/m	86
Repossessed Purchased Covered
Loan Collateral (1,3)	585	10,480	n/m	585
Total Nonperforming Purchased
Covered Assets (1,3)	585	27,377	n/m	671

Nonperforming Purchased Non-Covered Loans (2,3):
Nonperforming Nonaccrual	12,707	1,890	n/m	11,578
Performing Nonaccrual	895	3,013	n/m	902
Total Nonaccrual Loans	13,602	4,903	n/m	12,480
90+ Days Past Due Accruing Loans	351	--	n/m	209
Total	13,953	4,903	n/m	12,689
Repossessed Purchased Non-Covered
Loan Collateral (2,3)	2,650	3,543	n/m	6,254
Total Nonperforming Purchased
Non-Covered Assets (2,3)	16,603	8,446	n/m	18,943

Total Nonperforming Assets	$29,639	$50,414	-41.2%	$29,980

Total Originated Loans Outstanding	$1,517,278	$1,553,303	-2.3%	$1,529,502
Total Purchased Covered
Loans Outstanding (1,3)	18,169	324,976	n/m	18,969
Total Purchased Non-Covered
Loans Outstanding (2,3)	249,161	61,062	n/m	267,848
Total Loans Outstanding	$1,784,608	$1,939,341	-8.0%	$1,816,319

Total Assets	$4,931,095	$4,813,908	2.4%	$4,921,042

Loans:
Allowance for Loan Losses	$32,398	$30,926	4.8%	$32,109
Allowance/Loans	1.82%	1.59%		1.77%
Nonperforming Loans/Total Loans	1.18%	1.60%		0.98%

Purchased Covered Loans (1,3):
Fair Value Discount on Purchased
Covered Loans	$529	$18,514		$643
Discount/Purchased Covered
Loans, gross	2.83%	5.39%		3.28%
Nonperforming Purchased Covered Loans/
Total Purchased Covered Loans	0.00%	5.20%		0.45%

Purchased Non-Covered Loans (2,3):
Fair Value Discount on Purchased
Non-Covered Loans	$11,193	$3,609		$12,140
Discount/Purchased Non-Covered	4.30%	5.58%		4.34%
Loans, gross
Nonperforming Purchased Non-Covered Loans/
Total Purchased Non-Covered Loans	5.60%	8.03%		4.74%

10. Capital.
	(in thousands, except per-share amounts)
			%
	6/30/14	6/30/13	Change	3/31/14

Shareholders' Equity	$538,803	$544,622	-1.1%	$540,883
Tier I Regulatory Capital	394,760	405,851	-2.7%	399,886
Total Regulatory Capital	437,514	443,052	-1.2%	442,274

Total Assets	4,931,095	4,813,908	2.4%	4,921,042
Risk-Adjusted Assets	2,909,838	2,772,900	4.9%	2,910,773

Shareholders' Equity/
Total Assets	10.93%	11.31%		10.99%
Shareholders' Equity/
Total Loans	30.19%	28.08%		29.78%
Tier I Capital/Total Assets	8.01%	8.43%		8.13%
Tier I Capital/
Risk-Adjusted Assets	13.57%	14.64%		13.74%
Total Regulatory Capital/
Risk-Adjusted Assets	15.04%	15.98%		15.19%
Tangible Common Equity Ratio	8.36%	8.61%		8.40%
Common Shares Outstanding	26,074	26,769	-2.6%	26,299
Common Equity Per Share	$20.66	$20.34	1.6%	$20.57
Market Value Per Common Share	$52.28	$45.69	14.4%	$54.08

Share Repurchase Programs
	(shares in thousands)
			%
	Q2'14	Q2'13	Change	Q1'14

Total Shares Repurchased	271	270	0.5%	437
Average Repurchase Price	$50.33	$44.29	13.6%	$51.93
Net Shares Repurchased	225	249	-9.4%	211

			%
	6/30'14YTD	6/30'13YTD	Change

Total Shares Repurchased	708	617	14.8%
Average Repurchase Price	$51.32	$44.39	15.6%
Net Shares Repurchased	436	444	-1.7%

11. Period-End Balance Sheets.
	(unaudited, dollars in thousands)
			%
	6/30/14	6/30/13	Change	3/31/14
Assets:
Cash and Due from Banks	$484,904	$384,276	26.2%	$428,840

Investment Securities:
Available For Sale	1,278,242	1,004,888	27.2%	1,240,288
Held to Maturity	1,069,135	1,134,615	-5.8%	1,110,329

Loans	1,784,608	1,939,341	-8.0%	1,816,319
Allowance For Loan Losses	(32,398)	(30,926)	4.8%	(32,109)
Total Loans, net	1,752,210	1,908,415	-8.2%	1,784,210

Other Real Estate Owned	8,543	19,437	-56.0%	12,186
Premises and Equipment, net	37,424	38,267	-2.2%	36,675
Identifiable Intangibles, net	16,394	20,877	-21.5%	17,452
Goodwill	121,673	121,673	0.0%	121,673
Other Assets	162,570	181,460	-10.4%	169,389

Total Assets	$4,931,095	$4,813,908	2.4%	$4,921,042

Liabilities and Shareholders' Equity:
Deposits:
Noninterest Bearing	$1,814,023	$1,644,151	10.3%	$1,778,034
Interest-Bearing Transaction	756,596	725,852	4.2%	771,299
Savings	1,198,353	1,139,110	5.2%	1,207,881
Time	444,417	592,281	-25.0%	457,569
Total Deposits	4,213,389	4,101,394	2.7%	4,214,783

Short-Term Borrowed Funds	68,962	66,640	3.5%	64,382
Federal Home Loan Bank Advances	20,296	25,687	-21.0%	20,437
Term Repurchase Agreement	10,000	10,000	0.0%	10,000
Debt Financing	--	15,000	n/m	--
Other Liabilities	79,645	50,565	57.5%	70,557
Total Liabilities	4,392,292	4,269,286	2.9%	4,380,159

Shareholders' Equity:
Common Equity:
Paid-In Capital	384,893	374,209	2.9%	386,201
Accumulated Other
Comprehensive Income	12,554	4,524	n/m	8,856
Retained Earnings	141,356	165,889	-14.8%	145,826
Total Shareholders' Equity	538,803	544,622	-1.1%	540,883

Total Liabilities and
Shareholders' Equity	$4,931,095	$4,813,908	2.4%	$4,921,042

12. Income Statements.
	(unaudited, in thousands except per-share amounts)
			%
	Q2'14	Q2'13	Change	Q1'14
Interest & Fee Income:
Loans	$22,787	$26,180	-13.0%	$22,901
Investment Securities:
Available for Sale	5,875	5,532	6.2%	5,630
Held to Maturity	6,741	7,557	-10.8%	7,033
Total Interest & Fee Income	35,403	39,269	-9.8%	35,564

Interest Expense:
Transaction Deposits	67	64	4.0%	67
Savings Deposits	238	228	4.1%	234
Time Deposits	449	555	-19.2%	453
Short-Term Borrowed Funds	21	26	-18.0%	20
Federal Home Loan Bank Advances	101	120	-15.8%	99
Term Repurchase Agreement	24	25	-4.5%	25
Debt Financing	--	201	n/m	--
Total Interest Expense	900	1,219	-26.2%	898

Net Interest Income	34,503	38,050	-9.3%	34,666

Provision for Loan Losses	1,000	1,800	-44.4%	1,000

Noninterest Income:
Service Charges	6,105	6,452	-5.4%	6,010
Merchant Processing Services	1,820	2,413	-24.6%	1,924
Debit Card Fees	1,534	1,478	3.8%	1,405
Other Service Fees	688	696	-1.1%	661
ATM Processing Fees	634	721	-12.1%	620
Trust Fees	615	585	5.2%	654
Financial Services Commissions	221	284	-22.2%	171
Other	1,581	1,655	-4.5%	1,545
Total Noninterest Income	13,198	14,284	-7.6%	12,990

Noninterest Expense:
Salaries and Benefits	13,926	14,064	-1.0%	14,126
Occupancy	3,746	3,638	3.0%	3,727
Outsourced Data Processing	2,115	2,140	-1.2%	2,105
Amortization of Identifiable Intangibles	1,058	1,165	-9.2%	1,105
Professional Fees	577	745	-22.5%	430
Furniture & Equipment	1,005	1,021	-1.5%	1,005
Other Real Estate Owned	(270)	278	n/m	(350)
Courier Service	665	737	-9.7%	610
Other	4,135	4,404	-6.1%	4,115
Total Noninterest Expense	26,957	28,192	-4.4%	26,873

Income Before Income Taxes	19,744	22,342	-11.6%	19,783
Income Tax Provision	4,587	5,230	-12.3%	4,476
Net Income	$15,157	$17,112	-11.4%	$15,307

Average Common Shares Outstanding	26,175	26,890	-2.7%	26,433
Diluted Common Shares Outstanding	26,238	26,898	-2.5%	26,537

Per Common Share Data:
Basic Earnings	$0.58	$0.64	-9.4%	$0.58
Diluted Earnings	0.58	0.64	-9.4%	0.58
Dividends Paid	0.38	0.37	2.7%	0.38

			%
	6/30'14YTD	6/30'13YTD	Change
Interest & Fee Income:
Loans	$45,688	$53,579	-14.7%
Investment Securities:
Available for Sale	11,505	10,868	5.9%
Held to Maturity	13,774	15,287	-9.9%
Total Interest & Fee Income	70,967	79,734	-11.0%

Interest Expense:
Transaction Deposits	134	130	2.7%
Savings Deposits	472	458	3.0%
Time Deposits	902	1,158	-22.2%
Short-Term Borrowed Funds	41	37	11.8%
Federal Home Loan Bank Advances	200	238	-15.9%
Term Repurchase Agreement	49	49	0.6%
Debt Financing	--	401	n/m
Total Interest Expense	1,798	2,471	-27.2%

Net Interest Income	69,169	77,263	-10.5%

Provision for Loan Losses	2,000	4,600	-56.5%

Noninterest Income:
Service Charges	12,115	12,994	-6.8%
Merchant Processing Services	3,744	4,822	-22.4%
Debit Card Fees	2,939	2,836	3.6%
Other Service Fees	1,349	1,458	-7.5%
ATM Processing Fees	1,254	1,426	-12.1%
Trust Fees	1,269	1,153	10.1%
Financial Services Commissions	392	464	-15.5%
Other	3,126	3,409	-8.3%
Total Noninterest Income	26,188	28,562	-8.3%

Noninterest Expense:
Salaries and Benefits	28,052	28,467	-1.5%
Occupancy	7,473	7,524	-0.7%
Outsourced Data Processing	4,220	4,297	-1.8%
Amortization of Identifiable Intangibles	2,163	2,384	-9.3%
Professional Fees	1,007	1,380	-27.0%
Furniture & Equipment	2,010	1,901	5.8%
Other Real Estate Owned	(620)	612	n/m
Courier Service	1,275	1,478	-13.7%
Other	8,250	8,826	-6.5%
Total Noninterest Expense	53,830	56,869	-5.3%

Income Before Income Taxes	39,527	44,356	-10.9%
Income Tax Provision	9,063	9,973	-9.1%
Net Income	$30,464	$34,383	-11.4%

Average Common Shares Outstanding	26,303	27,017	-2.6%
Diluted Common Shares Outstanding	26,387	27,027	-2.4%

Per Common Share Data:
Basic Earnings	$1.16	$1.27	-8.7%
Diluted Earnings	1.15	1.27	-9.4%
Dividends Paid	0.76	0.74	2.7%

Footnotes and Abbreviations:
(FTE) Fully Taxable Equivalent
(a) Annualized
(1) Purchased covered loans and repossessed loan collateral represent assets purchased in a business combination on which losses are shared with the FDIC per a Loss-Sharing Agreement.
(2) Purchased non-covered loans and repossessed loan collateral represent assets purchased in a business combination.
(3) The FDIC indemnification of non-single family assets acquired from the former County Bank expired 2/6/14 and were reclassified into purchased non-covered loans and repossessed loan collateral.
CONTACT: Westamerica Bancorporation
         Robert A. Thorson - SVP & Chief Financial Officer
         707-863-6840